united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 10/31/18

Item 1. Reports to Stockholders.

Zeo Short Duration Income Fund

Class I : ZEOIX

SEMI-ANNUAL REPORT
OCTOBER 31, 2018

1-855-ZEO-FUND
(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.zeo.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

One Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604 f. 415.875.5609

October 31, 2018

Dear Shareholders:

Low credit spreads and rising interest rates are obviously impactful on both the past and future performance of the Zeo Short Duration Income Fund (the “Fund”).i But what gets lost if we stop with a discussion of performance and positioning is the importance of the Fund’s strategy and the investment process that implements the strategy. That is, we cannot stop at a discussion of observations at the asset class level. We must dive deeper to investigate what process drives the actual security selection within an asset class.

Performance review

The Fund had a total return of +1.50% for the six months ended October 31, 2018. During the same period, the Bloomberg Barclays Capital U.S. Aggregate Bond Indexii (the “Benchmark”) returned -0.19%.

The Fund delivered positive results despite headwinds from rising interest rates. Outperformance compared to the Benchmark was a result of our lower duration and an improvement in the portfolio’s credit metrics. Broad market fixed income, represented by the Benchmark, experienced pressure from higher rates. The Federal Reserve raised its Fed Funds target rate by 0.25% twice during the period. The market reaction to these announcements were relatively muted, suggesting the news was mostly expected. Instead, bond markets seemed to look to the future by pricing in more rate increases, albeit at a measured pace.

Corporate credit risk spreads continued to grind tighter, which was the key driver of the Fund’s positive performance this period. The high-yield market is now experiencing credit spreads that are near their narrowest since 2007, even including the effects of recent market volatility. Unlike stocks that have no cap on their prices (theoretically!), credit spread improvement is mathematically limited by a zero bound. As we approach this threshold, a potential reversal in spreads becomes more probable, and the related negative price impact to bonds is at the top of our minds. As always, we work to assemble this portfolio in a way that is defensively positioned regardless of whether we are in an up or down market.

Investment outlook

In today’s environment of passive index investing, it’s often hard for investors to understand that an investment strategy can be greater than the sum of its passive credit and interest rate exposures. The errant conventional wisdom is simple: high yield indices go up when credit spreads go down, and intermediate term high grade fixed income indices go down when interest rates go up. This, the thinking continues, is why credit-oriented strategies have done so well and broad market fixed income indices have done so poorly this year. But, won’t the music stop?

This logic ultimately reaches a flawed conclusion: Because credit strategies invest in bonds with credit spread exposure, they will have principal losses when credit spreads rise. So why do we believe this is incorrect? In short, this thought process fails to distinguish between a carefully selected portfolio of short-duration bonds (such as the Fund’s portfolio) and a broad market passive index of high yield debt.

First, let’s look at the impact of fundamental analysis, which has historically been associated with equity portfolios. With corporate debt, fundamental analysis is more straightforward and typically has one aim: mitigate default risk. In our case, we have a second aim related to our dual mandate: mitigate portfolio volatility. It is our view that, by focusing on businesses with barriers to entry and defensive positioning, we can deliver a portfolio with materially different behavior characteristics than a passive index. Why? Because indices are intended to be comprehensive snapshots of the markets they represent. High yield indices include all levels of creditworthiness by design. If one imagines two portfolios, one that is indiscriminate regarding creditworthiness and one that aims to select only issuers that the analysts believe can repay their debts, it becomes easier to understand why a comparison would be apples to oranges.

Second, we should not discount the impact of short durations beyond their passive bond math sensitivities. Evaluating creditworthiness is a function of several factors: size of debt (leverage), ability to service the debt (cash flows) and borrowing term (credit duration/maturity).iii Put simply, shorter borrowing terms make the evaluation of repayment easier. But, it’s important to note that not all short-term debts are creditworthy. This is, in our opinion, why many short duration high yield portfolios do not live up to the bond math expectations. It is specifically the combination of shorter terms and fundamental credit selection that drives the potential to be less sensitive to broad market movements when they happen.

We share the concerns of many that credit spreads remain at unsustainably low levels despite recent widening. We also share concerns about rising interest rates, though we believe the risks are more due to complacency toward leverage (as evidenced by the indiscriminate euphoria surrounding syndicated bank loans) rather than excess duration (which is largely understood in our view). We believe the Fund is well-positioned both in the portfolio and by its investment process and strategy to benefit shareholders if these concerns are manifested in the marketplace. Meanwhile, if they do not, and we have no visibility to predict that markets will rationalize anytime soon (recent market declines notwithstanding), we believe the Fund is also well-positioned for the waiting game until this happens – we believe it’s only a matter of time. What we aim to provide investors in the Fund is an approach with which they don’t have to know when it will happen to be positioned for it.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy	Bradford Cook
Chief Investment Officer	Portfolio Manager

[i]	This is also true of any strategy intended to track an index which has corporate debt constituents. The Bloomberg Barclays Capital U.S. Aggregate Bond Index is just such an index.

ii	The Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government -Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Unmanaged index returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

iii	This is not the same as interest rate sensitivity, which is the most common form of duration discussed in most investment conversations. Low interest rate duration is on everyone’s mind these days due to the specter of rising interest rates, but bond math doesn’t care which input moves. Bond prices decline when either interest rates or credit spreads increase. Especially for floating rate portfolios, a darling of the risk-aware investor nowadays, the credit spread sensitivity can be many multiples of the interest rate sensitivity. We encourage readers to contact us anytime to understand this issue in more detail. It’s important and timely.

9088-NLD-12/04/2018

Zeo Strategic Income Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2018

The Fund’s performance figures* for the periods ended October 31, 2018, compared to its benchmark:

				Inception** -
		One Year	Five Year	October 31, 2018
Annualized Average Returns:	Six Months	(Annualized)	(Annualized)	(Annualized)
Zeo Strategic Income Fund - Class I	1.50%	2.43%	2.88%	2.97%
Bloomberg Barclays U.S. Aggregate Bond Index ***	(0.19)%	(2.05)%	1.83%	2.27%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated June 29, 2018, is 1.04% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2011.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of October 31, 2018	% of Net Assets
Bonds & Notes	73.0%
Term Loans	12.4%
Convertible Bond	2.6%
Preferred Stock	2.1%
Other Assets, Cash & Cash Equivalents	9.9%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2018

Shares		Value
	PREFERRED STOCK - 2.1%
	BANKS - 2.1%
6,900,000	JPMorgan Chase & Co., 5.99% (Cost - $6,900,000)	$6,936,984

Par Value		Coupon Rate (%)	Maturity
	BONDS & NOTES - 73.0%
	AEROSPACE/DEFENSE - 2.0%
$6,385,000	Moog, Inc. (a)	5.250	12/1/2022	6,369,037

	APPAREL - 2.5%
8,192,000	William Carter Co.	5.250	8/15/2021	8,222,720

	AUTO PARTS & EQUIPMENT - 3.3%
10,517,000	Nexteer Automotive Group LLC (a)	5.875	11/15/2021	10,701,331

	BUILDING MATERIALS - 0.7%
2,147,000	Summit Materials LLC	8.500	4/15/2022	2,265,085

	COMMERCIAL SERVICES - 8.5%
13,039,000	FTI Consulting, Inc.	6.000	11/15/2022	13,307,603
4,300,000	Nielsen Co. Luxembourg (a)	5.500	10/1/2021	4,321,500
5,422,000	Nielsen Finance LLC	4.500	10/1/2020	5,408,445
4,365,000	United Rentals North America, Inc.	4.625	7/15/2023	4,326,806
				27,364,354
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.5%
8,079,000	WESCO Distribution, Inc.	5.375	12/15/2021	8,068,901

	ELECTRONICS - 2.1%
6,647,000	Sanmina Corp. (a)	4.375	6/1/2019	6,655,309

	ENGINEERING & CONSTRUCTION - 2.1%
6,233,000	StandardAero Aviation Holdings, Inc. (a)	10.000	7/15/2023	6,710,572

	ENTERTAINMENT - 2.0%
6,457,000	Live Nation Entertainment, Inc. (a)	5.375	6/15/2022	6,505,428

	ENVIRONMENTAL CONTROL - 0.5%
1,672,000	Clean Harbors, Inc.	5.125	6/1/2021	1,672,000

	FOOD - 0.6%
2,000,000	Darling Ingredients, Inc. (a)	5.375	1/15/2022	2,005,000

	FOREST PRODUCTS & PAPER - 2.2%
7,034,000	Neenah Paper, Inc. (a)	5.250	5/15/2021	7,086,755

	HOME BUILDERS - 1.1%
3,675,000	Lennar Corp.	4.125	12/1/2018	3,670,406

	HOUSEHOLD PRODUCTS - 1.6%
5,231,000	Central Garden & Pet Co.	6.125	11/15/2023	5,322,543

	INTERNET - 2.7%
8,448,000	Match Group, Inc.	6.375	6/1/2024	8,775,360

	IRON/STEEL - 2.9%
9,199,000	Steel Dynamics, Inc.	5.125	10/1/2021	9,244,995

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
October 31, 2018

Par Value		Coupon Rate (%)		Maturity	Value
	LEISURE TIME - 3.3%
$10,783,000	Brunswick Corp. (a)	4.625		5/15/2021	$10,785,238

	MACHINERY - CONSTRUCTION & MINING - 1.7%
3,685,000	BlueLine Rental Finance Corp. (a)	9.250		3/15/2024	3,846,219
1,500,000	Caterpillar Financial Services Corp.	1.800		11/13/2018	1,499,617
					5,345,836
	MACHINERY - DIVERSIFIED - 2.7%
8,648,000	ATS Automation Tooling Systems, Inc. (a)	6.500		6/15/2023	8,864,200

	MEDIA - 2.7%
8,541,000	Cable One, Inc. (a)	5.750		6/15/2022	8,669,115

	MINING - 3.5%
10,961,000	Lundin Mining Corp. (a)	7.875		11/1/2022	11,416,978

	MISCELLANEOUS MANUFACTURING - 1.9%
6,000,000	American Outdoor Brands (a)	5.000		8/28/2020	5,985,000

	PACKAGING & CONTAINERS - 3.4%
5,630,000	Reynolds Group Issuer, Inc., 3 mo. LIBOR + 3.50% (a)	5.936	(b)	7/15/2021	5,686,300
4,495,000	W/S Packaging Holdings, Inc. (a)	9.000		4/15/2023	4,584,900
675,000	WestRock MWV LLC	9.750		6/15/2020	734,436
					11,005,636
	PHARMACEUTICALS - 1.7%
5,370,000	AbbVie, Inc.	2.000		11/6/2018	5,369,609

	REITS - 1.4%
1,423,000	Equinix, Inc.	5.375		1/1/2022	1,451,460
2,900,000	PotlatchDeltic Corp.	7.500		11/1/2019	3,004,284
					4,455,744
	RETAIL - 6.2%
7,810,000	Caleres, Inc.	6.250		8/15/2023	7,966,200
5,391,000	Michaels Stores, Inc. (a)	5.875		12/15/2020	5,391,000
6,380,000	PriSo Acquisition Corp. (a)	9.000		5/15/2023	6,539,500
					19,896,700
	SEMICONDUCTORS - 0.3%
819,000	Broadcom Corp.	2.700		11/1/2018	819,000

	SOFTWARE - 4.7%
4,419,000	CDK Global, Inc.	3.800		10/15/2019	4,411,002
7,904,000	Nuance Communications, Inc. (a)	5.375		8/15/2020	7,908,940
2,879,000	Open Text Corp. (a)	5.625		1/15/2023	2,901,024
					15,220,966
	TELECOMMUNICATIONS - 2.2%
500,000	Cogent Communications Finance, Inc. (a)	5.625		4/15/2021	500,000
6,275,000	T-Mobile USA, Inc.	6.000		3/1/2023	6,434,009
					6,934,009

	TOTAL BONDS & NOTES (Cost - $236,356,244)				235,407,827

	CONVERTIBLE BOND - 2.6%
	INTERNET - 2.6%
8,583,000	Twitter, Inc. (Cost - $8,336,512)	0.250		9/15/2019	8,318,395

	TERM LOANS - 12.4%
	CONSUMER SERVICES - 1.8%
5,948,684	Cast & Crew Payroll, 3 mo. LIBOR + 2.75%	5.060	(b)	9/27/2024	5,963,556

	ENTERTAINMENT - 1.8%
5,970,000	Lions Gate Entertainment Corp., 3 mo. LIBOR + 2.25%	4.492	(b)	12/8/2023	5,958,836

	FOOD & BEVERAGE - 1.5%
4,700,728	Arctic Glacier Co., 3 mo. LIBOR + 3.50%	5.802	(b)	3/20/2024	4,718,356

	MEDIA - 1.8%
5,793,938	Trader Corp., 3 mo. LIBOR + 3.00%	5.242	(b)	9/28/2023	5,795,155

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
October 31, 2018

Par Value		Coupon Rate (%)		Maturity	Value
	SOFTWARE - 5.5%
$2,428,268	Hyland Software, Inc., 3 mo. LIBOR + 3.25%	5.552	(b)	7/1/2022	$2,444,877
9,130,000	Hyland Software, Inc., 3 mo. LIBOR + 7.00%	9.242	(b)	7/1/2023	9,193,910
3,974,773	Press Ganey, 3 mo. LIBOR + 2.75%	5.052	(b)	10/21/2023	3,984,710
2,000,000	Quorum Business Solutions, Inc., 3 mo. LIBOR + 4.00%	6.527	(b)	9/24/2025	2,014,000
					17,637,497

	TOTAL TERM LOANS (Cost - $40,058,461)				40,073,400

Shares
	SHORT-TERM INVESTMENT - 7.1%
	MONEY MARKET FUND - 7.1%
22,821,103	Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, to yield 2.05% (Cost - $22,821,103) (c)	22,821,103

	TOTAL INVESTMENTS - 97.2% (Cost - $314,472,320)	$313,557,709
	OTHER ASSETS LESS LIABILITIES - NET - 2.8%	9,134,597
	NET ASSETS - 100.0%	$322,692,306

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At October 31, 2018 these securities amounted to $133,433,346 or 41.4% of net assets.

(b)	Floating rate security; interest rate shown reflects the effective rate as of October 31, 2018.

(c)	Money market fund; interest rate reflects seven-day effective yield on October 31, 2018.

LIBOR -	London Interbank Offered Rate

LLC -	Limited Liability Company

REITS -	Real Estate Investment Trusts

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2018

ASSETS
Investment securities:
At cost	$314,472,320
At value	$313,557,709
Cash	112,831
Receivable for Fund shares sold	8,128,104
Interest receivable	4,425,323
Prepaid expenses and other assets	16,774
TOTAL ASSETS	326,240,741

LIABILITIES
Payable for securities purchased	3,199,352
Payable for Fund shares repurchased	73,040
Investment advisory fees payable	200,204
Payable to related parties	16,601
Accrued expenses and other liabilities	59,238
TOTAL LIABILITIES	3,548,435
NET ASSETS	$322,692,306

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$325,356,550
Accumulated Earnings	(2,664,244)
NET ASSETS	$322,692,306

Net Asset Value Per Share:
Class I Shares:
Net Assets	$322,692,306
Shares of beneficial interest outstanding	32,471,038
Net Asset Value (Net Assets / Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.94

(a)	The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2018

INVESTMENT INCOME
Interest	$6,524,927

EXPENSES
Investment advisory fees	1,125,925
Administrative services fees	146,525
Shareholder service fees	134,130
Transfer agent fees	30,260
Custodian fees	15,377
Registration fees	14,100
Compliance officer fees	12,848
Audit fees	8,708
Printing and postage expenses	7,990
Legal fees	7,208
Trustees’ fees and expenses	6,577
Insurance expense	3,402
Other expenses	2,105
TOTAL EXPENSES	1,515,155
NET INVESTMENT INCOME	5,009,772

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	91,205
Net change in unrealized depreciation of investments	(729,061)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(637,856)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,371,916

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	October 31, 2018	April 30, 2018
	(Unaudited)
FROM OPERATIONS
Net investment income	$5,009,772	$6,315,908
Net realized gain from security transactions	91,205	576,889
Net change in unrealized depreciation of investments	(729,061)	(1,202,574)
Net increase in net assets resulting from operations	4,371,916	5,690,223

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(6,233,532)
Total distributions paid*	(4,804,876)	—
Total distributions to shareholders	(4,804,876)	(6,233,532)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	78,097,332	95,360,583
Net asset value of shares issued in reinvestment of distributions to shareholders	3,839,186	4,973,931
Payments for shares redeemed	(37,805,093)	(63,012,632)
Redemption fee proceeds	6,761	2,871
Net increase in net assets from shares of beneficial interest	44,138,186	37,324,753

TOTAL INCREASE IN NET ASSETS	43,705,226	36,781,444

NET ASSETS
Beginning of Period	278,987,080	242,205,636
End of Period**	$322,692,306	$278,987,080

SHARE ACTIVITY
Shares Sold	7,837,777	9,552,722
Shares Reinvested	385,903	498,792
Shares Redeemed	(3,794,470)	(6,312,245)
Net increase in shares of beneficial interest outstanding	4,429,210	3,739,269

*	Distributions from net investment income and net realized capital gains are combined for the six months ended October 31, 2018.
**	Net Assets - End of Period includes undistributed net investment income of $186,806 as of April 30,2018.

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2018		April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014
	(Unaudited)
Net asset value, beginning of period	$9.95		$9.97	$9.87	$10.05	$10.12	$10.12
Activity from investment operations:
Net investment income (1)	0.17		0.25	0.27	0.33	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.02)		(0.02)	0.08	(0.19)	(0.07)	0.01
Total from investment operations	0.15		0.23	0.35	0.14	0.30	0.41
Paid-in-Capital from Redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Less distributions from:
Net investment income	(0.16)		(0.25)	(0.25)	(0.32)	(0.35)	(0.39)
Net realized gains	—		—	—	—	(0.02)	(0.02)
Total distributions	(0.16)		(0.25)	(0.25)	(0.32)	(0.37)	(0.41)
Net asset value, end of period	$9.94		$9.95	$9.97	$9.87	$10.05	$10.12
Total return (3)	1.50	% (5)	2.28%	3.63%	1.41%	3.02%	4.06%
Net assets, end of period (000s)	$322,692		$278,987	$242,206	$216,891	$138,531	$71,869
Ratios to average net assets:
Expenses, before waiver or recapture	1.03	% (6)	1.27%	1.29%	1.25%	1.28%	1.32%
Expenses, net waiver or recapture	1.03	% (6)	1.27%	1.29%	1.25%	1.28%	1.38	% (4)
Net investment income, net waiver or recapture	3.40	% (6)	2.51%	2.69%	3.31%	3.69%	3.95%
Portfolio turnover rate	80	% (5)	152%	152%	135%	143%	173%

*	Zeo Short Duration Income Fund was formerly known as Zeo Strategic Income Fund.

(1)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(4)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2018

1.	ORGANIZATION

The Zeo Short Duration Income Fund (formerly Zeo Strategic Income Fund) (the “Fund”) is a de-facto diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation. The Fund currently offers the Class I shares, which commenced operations on May 31, 2011. Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the current bid price on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities and term loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third-party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2018 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Preferred Stock	$6,936,984	$—	$—	$6,936,984
Bonds & Notes	—	235,407,827	—	235,407,827
Convertible Bond	—	8,318,395	—	8,318,395
Term Loans	—	40,073,400	—	40,073,400
Short-Term Investment	22,821,103	—	—	22,821,103
Total	$29,758,087	$283,799,622	$—	$313,557,709

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years from April 30, 2016 through April 30, 2018, or expected to be taken in the Fund’s April 30, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least monthly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Zeo Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, with respect to the Fund (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by other service providers. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.75% of the Fund’s average daily net assets. For the period ended October 31, 2018, the Fund incurred $1,125,925 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads,

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund, on a rolling three year basis, for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. No amounts remain available for future reimbursement to the Advisor as of October 31, 2018.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended October 31, 2018, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides fund administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the period ended October 31, 2018 amounted to $247,321,462 and $222,400,785, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At October 31, 2018, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
Zeo Short Duration Income Fund	$314,473,452	$353,087	$(1,268,830)	$(915,743)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2018, Charles Schwab & Co, Inc. and National Financial Services held approximately 34.8% and 43.5%, respectively, of the voting securities of the Zeo Short Duration Income Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the period ended October 31, 2018, the Fund assessed $6,761 in redemption fees.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2018	April 30, 2017
Ordinary Income	$6,233,532	$5,723,548

As of April 30, 2018, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed		Capital Loss	Unrealized	Total
Ordinary		Carry	Appreciation/	Accumulated
Income	Post October Loss	Forwards	(Depreciation)	Earnings/(Deficits)
$186,806	$(28,703)	$(2,202,705)	$(186,682)	$(2,231,284)

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $28,703.

As of April 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Long-Term	Total
$2,202,705	$2,202,705

Permanent book and tax differences, primarily attributable to tax adjustments for consent fees, resulted in reclassification for the year ended April 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Loss
$—	$(11,819)	$11,819

9.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Zeo Short Duration Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	5/1/18	10/31/18	5/1/18 – 10/31/18	Expense Ratio**
Class I	$1,000.00	$1,015.00	$5.23	1.03%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	5/1/18	10/31/18	5/1/18 – 10/31/18	Expense Ratio**
Class I	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Zeo Short Duration Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2018

Zeo Short Duration Income Fund* – Adviser: Zeo Capital Advisors, LLC

In connection with the regular meeting held on March 28-29, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Zeo Capital Advisors, LLC (“Adviser”) and the Trust, with respect to the Zeo Short Duration Income Fund (referred to as the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that ZCA was founded in 2009, specialized in fixed income investments, and had assets under management of approximately $272 million. The Trustees discussed the background information of the personnel responsible for servicing the Fund. They discussed the adviser’s investment process, noting that it utilized market screens and discussions with active market participants and research analysts to initially identify investment opportunities, which was then followed by deep fundamental analysis. The Trustees discussed the adviser’s risk management process, noting how the adviser sought to mitigate interest rate risk, credit risk and liquidity risk and to focus on short duration instruments. The Trustees observed that the adviser monitored compliance with the Fund’s investment limitations on a daily basis. They discussed the adviser’s broker selection process and methods for determining best execution, noting that the adviser took a variety of factors into consideration. The Trustees noted that the adviser had remained disciplined and consistent to its investment process that emphasized risk management and detailed analysis, which had benefited the Fund. They concluded that the adviser should continue to provide high quality service to the Fund and its shareholders.

Performance. The Trustees evaluated the performance of the Fund, noting the Fund’s objective to seek low volatility and absolute returns. They discussed the Fund’s strategy, highlighting that the strategy emphasized principal protection. They noted that over the 1-year period, the Fund underperformed its benchmark, as well as the Broadridge peer group and Morningstar category medians. They also noted that over the 3-year period, the Fund outperformed its benchmark, but underperformed its category median and peer group median. They further noted that over the 5-year and since inception time periods, the Fund outperformed its benchmark and peer group median, while underperforming the category median. They considered the adviser’s assertion that the Fund’s strategy was materially different than the strategies generally used by funds in the High Yield Bond category, which made comparison of Fund performance to the category less meaningful, and they agreed that the assertion appeared reasonable. They considered that the Fund consistently provided strong risk adjusted returns. After discussion, the Trustees concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Trustees noted that the current advisory fee of 1.00% was higher than the Broadridge peer group median and average and its Morningstar category median and average. The Trustees considered, however, that the adviser proposed to reduce the advisory fee to 0.75%, which would make it more competitive. The Trustees considered the adviser’s explanation that the execution of the Fund’s strategy required substantial resources, and that the Fund’s strategy differed materially from those generally used by funds in the High Yield Bond Morningstar category. The Trustees also

Zeo Short Duration Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

noted that the Fund’s net expense ratio was higher than its peer group median and average and its Morningstar category median and average, but considered the adviser’s explanation that the proposed reduction in the Fund’s advisory fee would reduce the Fund’s net expense ratio. They further noted that there was an expense limitation agreement in place with respect to the Fund. Based on these factors, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale would be realized by the adviser with respect to management of the Fund. They noted that there was a breakpoint in place when the Fund reached $250 million in assets, which the adviser was now proposing to apply to all Fund assets. The Board concluded that this reduction in the advisory fee was appropriate and in the best interests of shareholders and appreciated the adviser’s willingness to discuss future breakpoints as the Fund’s assets increase.

Profitability. The Trustees considered the profits realized by the adviser in connection with the operation of the Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the services provided to the Fund. They reviewed the profitability analysis provided by the adviser and agreed that profits, both in terms of actual dollars and as a percent of total revenue, were not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Zeo.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR
Zeo Capital Advisors, LLC
1 Montgomery Street, Suite 3450
San Francisco, CA 94104

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/3/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/3/19

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 1/3/19